Exhibit 99.1

UNITED STATES BANKRUPTCY

COURT FOR THE DISTRICT OF DELAWARE

In re: New Century Financial Corporation	Case No:	07-10417
	Reporting Period:	APRIL 30, 2007

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-la	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Michael G. Tinsley	6-15-07
Signature of Authorized Individual	Date

Michael G. Tinsley	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

United States Bankruptcy Court

For the District of Delaware

In re: New Century Financial Corporation	Case No.	07-10417
Debtor	Reporting Period:	April 2007

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report contains financial information that has been prepared by the Debtor’s management and has not been audited or reviewed by independent registered public accountants. Some of the financial information in the Monthly Operating Report is not presented in accordance with generally accepted accounting principles (“GAAP”) and may be subject to future reconciliation and adjustments. While management of the Debtor has made every effort to ensure that the Monthly Operating Report is accurate and complete based on information that was available at the time of preparation, inadvertent errors or omission may exist and the subsequent receipt of information may result in material changes in the data contained in the Monthly Operating Report that would warrant amendment of same. The Debtor reserves the right to amend its Monthly Operating Report as necessary or appropriate and expects it will do so as information becomes available.

The Debtor reserves the right to dispute, or to assert offsets or defenses to, any claim reflected on the Monthly Operating Report as to amount, liability or classification.

The Debtor utilizes a consolidated cash management system. The Monthly Operating Report may not reflect payments by an affiliated debtor on behalf of this Debtor, as well as payments between debtor and non-debtor affiliates.

As provided by GAAP, the Debtors’ books, records and prior filings have characterized the loan repurchase agreements as secured financing arrangements, including the estimated total liability as a secured claim and the underlying mortgage loans and residual interests as assets of the debtors. This treatment is also reflected in this Monthly Operating Report. The loan repurchase agreements, however, generally provide that the Debtors sold mortgage loans (or residual interests) to the counterparties subject to a right and obligation to repurchase these mortgage loans or residual interests at a subsequent date or upon the occurrence of certain events. The Debtors reserve all rights with respect to the loans repurchase agreements, including the proper characterization, the underlying assets and outstanding amounts.

As explained in a Current Report on Form 8-K filed by the Debtor with the Securities and Exchange Commission (the “SEC”) on February 7, 2007, the previously filed consolidated interim financial statements of the Debtor and its subsidiaries for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 (the “Interim Financial Statements”) should not be relied upon. As explained in a Current Report on Form 8-K filed by the Debtor with the SEC on May 24, 2007, the previously filed consolidated annual financial statements of the Debtor and its subsidiaries for its fiscal year ended December 31, 2005 (the “2005 Financial Statements”) should also not be relied upon. The information contained in the Monthly Operating Report is further qualified by these disclosures.

In re: New Century Financial Corporation	Case No:	07-10417
Debtor	Reporting Period:	APRIL 30, 2007

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	8,121,505			12,718,148	20,839,653

RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)	288,465				288,465
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS	288,465			0	288,465

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)

OWNER DRAW*
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	0			0

NET CASH FLOW	288,465			0	288,465
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	8,409,970			12,718,148	21,128,118

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

The debtors have a centralized cash disbursement operation, and therefore the cash disbursements, other than payroll, are reported under the debtor that actually makes the cash disbursement. Amounts paid on behalf of other debtors are charged via the intercompany payable/receivable accounts.

In re: New Century Financial Corporation	Case No:	07-10417
Debtor	Reporting Period:	APRIL 30, 2007

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
	#		#		#		#
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

New Century Financial Corporation

MOR1 Schedule

Case #07-10417

Description	Type of Account	Bk Acctg #	G/L Acctg #	G/L Bal @ 04/30/07	Bank Bal @ 04/30/07
UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 7930000250	Investment Account	7930000250	NCREIT1048	12,718,147.92	12,745,152.21

UNION BANK OF CALIFORNIA 445 S. FIGUEROA ST., MC G08-470 LOS ANGELES, CA 90071-1655 ACCOUNT# 2110106125	Operating Account	2110106125	NCREIT1087	8,409,970.05	8,418,309.51

			Total NCREIT	21,128,117.97	21,163,461.72

NEW CENTURY REIT, INC

UNION BANK ACCOUNT 7930000250

ACCOUNT RECONCILIATION - NCREIT 1048

INVESTMENT ACCOUNT

April 30, 2007

BALANCE PER BANK	$12,745,152.21

ADJ BANK BALANCE	$12,745,152.21

BALANCE PER G/L	$12,718,147.92
Interest Payment Credits that will post in 5/31/07	$27,004.29

ADJ G/L BALANCE	$12,745,152.21

0.00

PREPARED BY	Donald Daniels	6/14/2007

APPROVED BY

Note:

NEW CENTURY REIT, INC Statement Number: 7930000250 03/31/07 - 04/30/07
UNION BANK OF CALIFORNIA
MORTGAGE COMPANIES DEPOSITS 793		Customer Inquiries
PO BOX 513100		800-849-6466
LOS ANGELES	CA 90071

Thank you for banking with us since 2004

NEW CENTURY REIT, INC INVESTMENT ACCOUNT CASE #07-10417 18400 VON KARMAN, STE 1000 IRVINE CA 92612

Business Moneymarket Account Summary			Account Number: 7930000250
Days in statement period: Days in statement period: 31
Balance on 3/31		$12,718,147.92
Total Credits		27,004.29	Interest
Other Credits (1)	27,004.29		Paid this period	$27,004.29
Total Debits		0.00	Paid year-to-date	$266,235.42

Balance on 4/30		$12,745,152.21	Interest Rates
			4/2/07-4/30/07	2.50%

CREDITS

Other credits and adjustments
Date	Description/Location	Reference	Amount
4/30	INTEREST PAYMENT		$27,004.29

DEBITS

Daily Ledger Balance
Date	Ledger Balance	Date	Ledger Balance
4/2-4/29	$12,718,147.92	4/30	$12,745,152.21

6/14/2007 10:19:23PM		General Ledger Report By: Account Code / Apply Date NCREIT 04/01/2007 Thru 04/30/2007, Detail, Non-Zero Accounts, Posted Transactions
Beginning Segment 1: 1048									Ending Segment 1: 1048
Beginning Segment 1: 1087									Ending Segment 1: 1087

							HOME / OPERATIONAL CURRENCY
APPLY DATE	JRNL	JOURNAL NUMBER	ORIGINATING COMPANY	DESCRIPTION	CURR	NATURAL AMOUNT	DEBIT	CREDIT	BALANCE
1048-0000 Investment - REIT Control Account					Beginning Balance				12,718,147.92

1087-0000 UB - REIT Cash Account Control Account					Beginning Balance				8,121,504.59

Reference Code:

4/5/2007	GJ	JRNL 1600092361	NCMC	Block 100 Principal	USD	89.93	89.93	0.00	8,121,594.52

4/5/2007	GJ	JRNL 1600092361	NCMC	Block 100 Interest	USD	2,771.75	2,771.75	0.00	8,124,366.27

4/12/2007	GJ	JRNL 1600092362	NCMC	Block 600 Interest	USD	28.41	28.41	0.00	8,124,394.68

4/16/2007	GJ	JRNL 1600092363	NCMC	Block 600 Principal	USD	51.71	51.71	0.00	8,124,446.39

4/16/2007	GJ	JRNL 1600092363	NCMC	Block 600 Interest	USD	600.86	600.86	0.00	8,125,047.25

4/19/2007	GJ	JRNL 1600092364	NCMC	Block 100 Principal	USD	141.83	141.83	0.00	8,125,189.08

4/19/2007	GJ	JRNL 1600092364	NCMC	Block 100 Interest	USD	1,484.71	1,484.71	0.00	8,126,673.79

4/24/2007	GJ	JRNL 1600092365	NCMC	Block 500 Principal	USD	257,550.00	257,550.00	0.00	8,384,223.79

4/24/2007	GJ	JRNL 1600092365	NCMC	Block 500 Interest	USD	22,990.50	22,990.50	0.00	8,407,214.29

4/27/2007	GJ	JRNL 1600092366	NCMC	Block 900 Principal	USD	33.73	33.73	0.00	8,407,248.02

4/27/2007	GJ	JRNL 1600092366	NCMC	Block 900 Interest	USD	475.08	475.08	0.00	8,407,723.10

4/30/2007	GJ	JRNL 1600092367	NCMC	Block 900 Principal	USD	58.09	58.09	0.00	8,407,781.19

4/30/2007	GJ	JRNL 1600092367	NCMC	Block 700 Interest	USD	1,582.70	1,582.70	0.00	8,409,363.89

4/30/2007	GJ	JRNL 1600092367	NCMC	Block 900 Interest	USD	606.16	606.16	0.00	8,409,970.05

				Period 4 Totals:			288,465.46	0.00	288,465.46

				Reference Code: Totals:			288,465.46	0.00	288,465.46

			Ending Balance thru 04/30/2007						8,409,970.05

Report Totals:						20,839,652.51	288,465.46	0.00	21,128,117.97

Total Number of accounts listed: 2

NEW CENTURY REIT

UNION BANK 2110106125

ACCOUNT RECONCILIATION - NC Reit 1087

OPERATING ACCOUNT

April 30, 2007

BALANCE PER BANK		$8,418,309.51

04/30/07	JRNL 1600092367, Block 900 Principal, not at bank	$58.09
04/30/07	JRNL 1600092367, Block 700 Interest, not at bank	$1,582.70
04/30/07	JRNL 1600092367, Block 900 Interest, not at bank	$606.16

ADJ BANK BALANCE		$8,420,556.46

BALANCE PER G/L		$8,409,970.05

02/01/07	DDA Deposit not booked by Loan Servicing	$97.00
03/08/07	DDA Deposit not booked by Loan Servicing	$3,220.75
03/14/07	DDA Deposit not booked by Loan Servicing	$2,580.00
03/19/07	DDA Deposit not booked by Loan Servicing	$526.84
03/22/07	DDA Deposit not booked by Loan Servicing	$1,224.42
03/26/07	DDA Deposit not booked by Loan Servicing	$592.60
03/28/07	DDA Deposit not booked by Loan Servicing	$2,345.80
04/27/07	DDA Deposit booked for $508.81, at bank for $507.81	$(1.00)

ADJ G/L BALANCE		$8,420,556.46

		$(0.00)

PREPARED BY: Andy Chen 6/14/07

APPROVED BY:

NEW CENTURY REIT, INC
Statement Number: 2110106125
03/31/07 - 04/30/07

UNION BANK OF CALIFORNIA		Customer Inquiries
MORTGAGE COMPANIES DEPOSITS 793		800-849-6466
PO BOX 513100
LOS ANGELES	CA 90071

Thank you for banking with us since 2004

NEW CENTURY REIT, INC
OPERATING ACCOUNT
CASE #07-10417
18400 VON KARMAN, STE 1000
IRVINE CA 92612

Analyzed Business Checking Summary			Account Number: 2110106125
Days in statement period: Days in statement period: 31
Balance on 3/31		$8,132,092.00
Total Credits		286,217.51
Electronic credits (6)	286,217.51
Total Debits		0.00

Balance on 4/30		$8,418,309.51

CREDITS

Electronic credits
Date	Description/Location	Reference	Amount
4/6	NEW CENTURY MTG INV. DDA CCD 680000	54106482	$2,861.68
4/13	NEW CENTURY MTG INV. DDA CCD 680000	50385030	28.41
4/17	NEW CENTURY MTG INV. DDA CCD 680000	51849853	652.57
4/20	NEW CENTURY MTG INV. DDA CCD 680000	53748986	1,626.54
4/25	NEW CENTURY MTG INV. DDA CCD 680000	55978308	280,540.50
4/30	NEW CENTURY MTG INV. DDA CCD 680000	51193618	507.81

	6 Electronic credits	Total	$286,217.51

DEBITS

Daily Ledger Balance
Date	Ledger Balance	Date	Ledger Balance
4/2-4/5	$8,132,092.00	4/20-4/24	$8,137,261.20
4/6-4/12	8,134,953.68	4/25-4/29	8,417,801.70
4/13-4/16	8,134,982.09	4/30	8,418,309.51
4/17-4/19	8,135,634.66

6/14/2007 10:19:27PM		General Ledger Report By: Account Code / Apply Date NCREIT 04/01/2007 Thru 04/30/2007, Detail, Non-Zero Accounts, Posted Transactions
Beginning Segment 1: 1048									Ending Segment 1: 1048
Beginning Segment 1: 1087									Ending Segment 1: 1087

							HOME / OPERATIONAL CURRENCY
APPLY DATE	JRNL	JOURNAL NUMBER	ORIGINATING COMPANY	DESCRIPTION	CURR	NATURAL AMOUNT	DEBIT	CREDIT	BALANCE
1048-0000 Investment - REIT Control Account					Beginning Balance				12,718,147.92

1087-0000 UB - REIT Cash Account Control Account					Beginning Balance				8,121,504.59

Reference Code:

4/5/2007	GJ	JRNL 1600092361	NCMC	Block 100 Principal	USD	89.93	89.93	0.00	8,121,594.52

4/5/2007	GJ	JRNL 1600092361	NCMC	Block 100 Interest	USD	2,771.75	2,771.75	0.00	8,124,366.27

4/12/2007	GJ	JRNL 1600092362	NCMC	Block 600 Interest	USD	28.41	28.41	0.00	8,124,394.68

4/16/2007	GJ	JRNL 1600092363	NCMC	Block 600 Principal	USD	51.71	51.71	0.00	8,124,446.39

4/16/2007	GJ	JRNL 1600092363	NCMC	Block 600 Interest	USD	600.86	600.86	0.00	8,125,047.25

4/19/2007	GJ	JRNL 1600092364	NCMC	Block 100 Principal	USD	141.83	141.83	0.00	8,125,189.08

4/19/2007	GJ	JRNL 1600092364	NCMC	Block 100 Interest	USD	1,484.71	1,484.71	0.00	8,126,673.79

4/24/2007	GJ	JRNL 1600092365	NCMC	Block 500 Principal	USD	257,550.00	257,550.00	0.00	8,384,223.79

4/24/2007	GJ	JRNL 1600092365	NCMC	Block 500 Interest	USD	22,990.50	22,990.50	0.00	8,407,214.29

4/27/2007	GJ	JRNL 1600092366	NCMC	Block 900 Principal	USD	33.73	33.73	0.00	8,407,248.02

4/27/2007	GJ	JRNL 1600092366	NCMC	Block 900 Interest	USD	475.08	475.08	0.00	8,407,723.10

4/30/2007	GJ	JRNL 1600092367	NCMC	Block 900 Principal	USD	58.09	58.09	0.00	8,407,781.19

4/30/2007	GJ	JRNL 1600092367	NCMC	Block 700 Interest	USD	1,582.70	1,582.70	0.00	8,409,363.89

4/30/2007	GJ	JRNL 1600092367	NCMC	Block 900 Interest	USD	606.16	606.16	0.00	8,409,970.05

				Period 4 Totals:			288,465.46	0.00	288,465.46

				Reference Code: Totals:			288,465.46	0.00	288,465.46

			Ending Balance thru 04/30/2007						8,409,970.05

Report Totals:						20,839,652.51	288,465.46	0.00	21,128,117.97

Total Number of accounts listed: 2

In re: New Century Financial Corporation	Case No:	07-10417
Debtor	Reporting Period:	APRIL 30, 2007

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date
				Number	Date	Fees	Expenses	Fees	Expenses

In re: New Century Financial Corporation	Case No:	07-10417
Debtor	Reporting Period:	APRIL 30, 2007

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	APRIL 30, 2007	Cumulative Filing to Date
REVENUES
Gross Revenues	$0	$0
Less: Returns and Allowances	0	0
Net Revenue	0	0

COST OF GOODS SOLD
Beginning Inventory	0	0
Add: Purchases	0	0
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	0	0
Cost of Goods Sold	0	0
Gross Profit	0	0

OPERATING EXPENSES
Advertising	0	0
Auto and Truck Expense	0	0
Bad Debts	0	0
Contributions	0	0
Employee Benefits Programs	0	0
Insider Compensation*	0	0
Insurance	0	0
Management Fees/Bonuses	0	0
Office Expense	0	0
Pension & Profit-Sharing Plans	0	0
Repairs and Maintenance	0	0
Rent and Lease Expense	0	0
Salaries/Commissions/Fees	0	0
Supplies	0	0
Taxes - Payroll	0	0
Taxes - Real Estate	0	0
Taxes - Other	0	0
Travel and Entertainment	0	0
Utilities	0	0
Other (attach schedule)	0	0
Total Operating Expenses Before Depreciation	0	0
Depreciation/Depletion/Amortization	0	0
Net Profit (Loss) Before Other Income & Expenses	0	0

OTHER INCOME AND EXPENSES
Other Income (attach schedule)	0	0
Interest Expense	0	0
Other Expense (attach schedule)	0	0
Net Profit (Loss) Before Reorganization Items	0	0

REORGANIZATION ITEMS
Professional Fees	4,341,000	4,341,000
U. S. Trustee Quarterly Fees	0	0
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	0	0
Gain (Loss) from Sale of Equipment	0	0
Other Reorganization Expenses (attach schedule)	0	0
Total Reorganization Expenses	4,341,000	4,341,000
Income Taxes	0	0
Net Profit (Loss)	($4,341,000)	($4,341,000)

In accordance with SOP 90-7, interest expense in the statement of operations should only reflect amounts that will be paid or that are probable of being paid during the bankruptcy proceeding. Contractual interest expense for the period was approximately 0.6 million, of which 0.0 is included in the statement of operations.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: New Century Financial Corporation	Case No:	07-10417
Debtor	Reporting Period:	APRIL 30, 2007

STATEMENT OF OPERATIONS - continuation sheet

	APRIL 30, 2007	Cumulative Filing to Date
BREAKDOWN OF “OTHER” CATEGORY
	0	0

Other Costs
	0	0
	0	0
	0	0
	0	0
TOTAL OTHER COSTS	0	0

Other Operational Expenses
Conference & Seminars	0	0
Dues & Subscriptions	0	0
Legal Services	0	0
Accounting Services	0	0
Consulting & Contract Services	0	0
Intercompany Allocation	0	0
Training	0	0
Other Misc Expenses	0	0
Minority Interest	0	0
Intercompany Interest Expense	0	0
Guarantee Fee	0	0
Provision for Loan Losses	0	0
TOTAL OTHER OPERATING EXPENSES	0	0

Other Income
	0	0
	0	0
	0	0
	0	0
TOTAL OTHER INCOME	0	0

Other Expenses
	0	0
	0	0
	0	0
	0	0
TOTAL OTHER EXPENSES	0	0

Other Reorganization Expenses
	0	0
	0	0
	0	0
	0	0
	0	0
	0	0
	0	0
	0	0
TOTAL OTHER REORGANIZATION EXPENSES	0	0

Reorganization Items—Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re: New Century Financial Corporation	Case No:	07-10417
Debtor	Reporting Period:	APRIL 30, 2007

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF CURRENT REPORTING MONTH APRIL 30, 2007	BOOK VALUE ON PETITION DATE** APRIL 2, 2007
ASSETS
CURRENT ASSETS
Unrestricted Cash and Equivalents	$21,128,118
Restricted Cash and Cash Equivalents (see continuation sheet)	0
Accounts Receivable (Net)	0
Notes Receivable	0
Inventories	0
Prepaid Expenses	472,966
Professional Retainers	0
Other Current Assets (attach schedule)	0	0
TOTAL CURRENT ASSETS	21,601,084	0

PROPERTY AND EQUIPMENT
Real Property and Improvements	0
Machinery and Equipment	0
Furniture, Fixtures and Office Equipment	0
Leasehold Improvements	0
Vehicles	0
Less Accumulated Depreciation	0
TOTAL PROPERTY & EQUIPMENT	0	0

OTHER ASSETS
Loans to Insiders*	0
Other Assets (attach schedule)	1,184,274,882	0
TOTAL OTHER ASSETS	1,184,274,882	0

TOTAL ASSETS	1,205,875,966	$

	BOOK VALUE AT END OF CURRENT REPORTING MONTH APRIL 30, 2007	BOOK VALUE ON PETITION DATE** APRIL 2, 2007
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0
Taxes Payable (refer to FORM MOR-4)	0
Wages Payable	0
Notes Payable	0
Rent / Leases - Building/Equipment	0
Secured Debt / Adequate Protection Payments	0
Professional Fees	4,341,000
Amounts Due to Insiders*	0
Other Postpetition Liabilities (attach schedule)	0	0
TOTAL POSTPETITION LIABILITIES	4,341,000	0

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	0
Priority Debt	0
Unsecured Debt	135,898,975
TOTAL PRE-PETITION LIABILITIES	135,898,975	0

TOTAL LIABILITIES	140,239,975	0

OWNER EQUITY
Capital Stock	625,037
Additional Paid-in Capital	1,259,611,522
Partners’ Capital Account	0
Owner’s Equity Account	0
Retained Earnings - Pre-Petition	(190,259,568)	(190,259,568)
Retained Earnings - Postpetition	(4,341,000)	0
Adjustments to Owner Equity (attach schedule)	0	0
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0	0
NET OWNER EQUITY	1,065,635,991	(190,259,568)

TOTAL LIABILITIES AND OWNERS’ EQUITY	1,205,875,966	(190,259,568)

*	“Insider” is defined in 11 U.S.C. Section 101(31).
**	See Statement of Financial Affairs and Schedules of Assets and Liabilities filed with the court on May 31, 2007.

In re: New Century Financial Corporation	Case No:	07-10417
Debtor	Reporting Period:	APRIL 30, 2007

	BOOK VALUE AT END OF CURRENT REPORTING MONTH APRIL 30, 2007	BOOK VALUE ON PETITION DATE** APRIL 2, 2007
Other Current Assets

TOTAL OTHER CURRENT ASSETS	0	0

Other Assets
Loans Held for Sale	0
Loans Held for Investment	0
Residual Interests	0
Mortgage Servicing Rights	0
Intangible Assets	0
Investment in Sub	1,102,546,215
Due to/from affiliates	320,071,905
Receivable from Subs	(283,818,085)
Deferred Comp	45,474,847
TOTAL OTHER ASSETS	1,184,274,882	0

	BOOK VALUE AT END OF CURRENT REPORTING MONTH APRIL 30, 2007	BOOK VALUE ON PETITION DATE** APRIL 2, 2007
Other Postpetition Liabilities

TOTAL POSTPETITION LIABILITIES	0	0

Adjustments to Owner Equity

TOTAL ADJUSTMENTS TO OWNER EQUITY	0	0

Postpetition Contributions (Distributions) (Draws)

TOTAL POSTPETITION CONTRIBUTIONS	0	0

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

**	See Statement of Financial Affairs and Schedules of Assets and Liabilities filed with the court on May 31, 2007.

In re: New Century Financial Corporation	Case No:	07-10417
Debtor	Reporting Period:	APRIL 30, 2007

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding

FICA-Employee

FICA-Employer

Unemployment

Income

Other:

Total Federal Taxes

State and Local
Withholding

Sales

Excise

Unemployment

Real Property

Personal Property

Other:

Total State and Local

Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable

Wages Payable

Taxes payable

Rent/Leases-Building

Rent/Leases-Equipment

Secured Debt/Adequate Protection Payments

Professional Fees

Amounts Due to Insiders*

Other:

Other:

Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).

In re: New Century Financial Corporation	Case No:	07-10417
Debtor	Reporting Period:	APRIL 30, 2007

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.      Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X